RED CEDAR SHORT TERM BOND FUND

Supplement dated August 23, 2022

to the Summary Prospectus, Prospectus and Statement of Additional Information (the “SAI”) of Red Cedar Short Term Bond Fund (the “Fund”)

This Supplement provides new and additional information beyond that in, and should be read in conjunction with, the Fund’s Summary Prospectus, Prospectus and SAI.

The Board of Trustees of Red Cedar Fund Trust (the “Trust”), based on information provided by Red Cedar Investment Management, LLC (“Red Cedar” or the “Adviser”), has approved a Plan of Liquidation and Dissolution (the “Plan”) for the Fund. Effective as of the close of business on August 23, 2022, the Fund will cease selling shares and the Fund’s investment manager, Red Cedar, will begin the process of liquidating the Fund’s investments under the terms of the Plan.

Pursuant to the Plan, the Fund will liquidate its investments and thereafter redeem all of its outstanding shares by distribution of its assets to shareholders in amounts equal to the net asset value of each shareholder’s Fund investment after the Fund has paid or provided for all of its charges, taxes, expenses and liabilities. The Adviser anticipates that the assets of the Fund will be fully liquidated and all outstanding shares redeemed on or about September 27, 2022 (the “Liquidation Date”). This date may be changed without notice to shareholders, as the liquidation of the Fund’s assets or winding up of the Fund’s affairs may take longer than expected.

Until the Liquidation Date, you may continue to freely redeem your shares, including reinvested distributions, in accordance with the section in the Prospectus entitled “How to Redeem Shares.” Subject to Rule 18f-1 under the 1940 Act, the Fund’s Prospectus, and policies and procedures adopted by the Trust, the Fund reserves the right to make payment for a redemption in securities of portfolio holdings rather than cash, which is known as a “redemption in-kind.” Please refer to the “Other Redemption Information” section in the Fund’s Prospectus for more information. Unless your investment in the Fund is through a tax-deferred retirement account, a redemption is subject to tax on any taxable gains. Please refer to the “Dividends, Distributions and Taxes” sections in the Fund’s Prospectus for general information. You may wish to consult your tax advisor about your particular tax situation.

As a result of the anticipated liquidation of the Fund, the Fund is expected to deviate from its stated investment strategies and policies and will no longer pursue its stated investment objective. The Fund will begin liquidating its portfolio and will hold cash and cash equivalents, such as money market funds, until all investments have been converted to cash and all shares have been redeemed. During this period, your investment in a Fund may not experience the gains (or losses) that would be typical if the Fund were still pursuing its investment objective.

Any capital gains will be distributed as soon as practicable to shareholders and reinvested in additional shares prior to distribution, unless you have previously requested payment in cash.

ANY SHAREHOLDERS WHO HAVE NOT REDEEMED THEIR SHARES OF THE FUND PRIOR TO THE LIQUIDATION DATE WILL HAVE THEIR SHARES REDEEMED

AUTOMATICALLY AS OF THE CLOSE OF BUSINESS ON THE LIQUIDATION DATE. THE PROCEEDS OF ANY SUCH REDEMPTION WILL BE EQUAL TO THE NET ASSET VALUE OF SUCH SHARES AFTER THE FUND HAS PAID OR PROVIDED FOR ALL OF ITS CHARGES, TAXES, EXPENSES AND LIABILITIES. ANY LIQUIDATING DISTRIBUTION, WHICH MAY BE IN CASH OR CASH EQUIVALENTS EQUAL TO EACH RECORD SHAREHOLDER’S PROPORTIONATE INTEREST OF THE NET ASSETS OF THE FUND, DUE TO THE FUND’S SHAREHOLDERS WILL BE SENT TO A FUND SHAREHOLDER’S ADDRESS OF RECORD. IF YOU HAVE QUESTIONS OR NEED ASSISTANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR DIRECTLY OR THE FUND AT 1-888-626-2575.

IMPORTANT INFORMATION FOR RETIREMENT PLAN INVESTORS

If you are a retirement plan investor, you should consult your tax advisor regarding the consequences of a redemption of Fund shares. If you receive a distribution from an Individual Retirement Account or a Simplified Employee Pension (SEP) IRA, you must roll the proceeds into another Individual Retirement Account within sixty (60) days of the date of the distribution in order to avoid having to include the distribution in your taxable income for the year. If you receive a distribution from a 403(b)(7) Custodian Account (Tax-Sheltered account) or a Keogh Account, you must roll the distribution into a similar type of retirement plan within sixty (60) days in order to avoid disqualification of your plan and the severe tax consequences that it can bring. If you are the trustee of a Qualified Retirement Plan, you may reinvest the money in any way permitted by the plan and trust agreement. If you have questions or need assistance, please contact your financial advisor directly or the Fund at 1-888-626-2575.

This Supplement and the Fund’s Summary Prospectus, Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference.